UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):				May 14, 2025

NACCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware		1-9172		34-1505819
(State or other jurisdiction of incorporation)		(Commission File Number)		(IRS Employer Identification No.)

22901 Millcreek Blvd
Suite 600
Cleveland,	Ohio			44122
(Address of principal executive offices)				(Zip code)
		(440)	229-5151
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $1 par value per share	NC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company       ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

NACCO Industries, Inc. Amended and Restated Non-Employee Directors’ Equity Compensation Plan
On February 19, 2025, the Board of Directors (the “Board”) of NACCO Industries, Inc.® (“NACCO”, the “Company”, “we”, “our” or “us”) adopted NACCO Industries, Inc.'s Amended and Restated Non-Employee Directors' Equity Compensation Plan (the “Amended Directors' Plan”). Prior versions of the plan document were previously approved by stockholders, most recently in 2021 (“Current Directors' Plan”). The Amended Directors' Plan replaces the Current Directors' Plan.

Our principal reason for adopting the Amended Directors' Plan is to increase the number of Class A Common shares available for issuance. The Amended Directors' Plan provides that 200,000 shares may be issued or transferred under the Amended Directors' Plan on or after May 14, 2025.

In approving the Amended Directors' Plan, the Board made the following material changes to the Current Directors' Plan:

•Increase in Shares Available for Awards: Effective May 14, 2025, the number of shares of Class A Common under the Amended Directors' Plan is 200,000.

•Extension of Plan Term: The Current Directors' Plan provides that no Mandatory or Voluntary Shares may be issued under the Current Directors' Plan on or after May 19, 2031. The Amended Directors' Plan provides that no Mandatory or Voluntary Shares may be issued under the Amended Directors' Plan on or after May 14, 2035.

The Amended Directors' Plan will be administered by the Board and the Committee, as applicable, as further described in the Amended Directors' Plan. The Board may alter or amend the Amended Directors' Plan or terminate it entirely. However, amendments to the Amended Directors' Plan will be subject to stockholder approval to the extent required by applicable law or stock exchange requirements. Subject to adjustment as described in the Amended Directors' Plan, under no circumstances will any Director receive more than 20,000 shares of Class A Common under the Amended Directors' Plan in any calendar year.

The issuance of shares of Class A Common under the Amended Directors' Plan for periods on or after May 14, 2025 was subject to approval by the stockholders of NACCO. Our stockholders approved the Amended Directors' Plan on May 14, 2025.

Under the Amended Directors’ Plan, the Directors are required to receive a portion of their annual retainer (in 2025, $112,000 out of $179,000) in shares of Class A Common (the “Mandatory Shares”). They may also elect to receive all or part of the remainder of the retainer and all other fees in the form of shares of Class A Common (the “Voluntary Shares”). The amount of any fractional shares will be paid in cash. Shares issued under the Amended Directors' Plan may be shares of original issuance, treasury shares, or a combination of the two.

Mandatory and Voluntary Shares are fully vested on the date of payment, and the Director is entitled to ownership rights in such shares, including the right to vote and receive dividends. The Mandatory Shares are subject to certain transfer restrictions, generally for a period of ten years from the last day of the calendar quarter for which the Mandatory Shares were issued, subject to exceptions as stated in the plan.

The Amended Director Equity Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to the full text of the Amended Directors' Plan.

Item 5.07. Submission of Matters to a Vote of Security Holders.
We held our Annual Meeting of Stockholders (the “Annual Meeting”) on May 14, 2025. Reference is made to our 2025 Proxy Statement (the “Proxy Statement”) filed with the Securities Exchange Commission on April 7, 2025. Refer to our Proxy Statement for more information regarding the Proposals set forth below and the vote required for approval of these matters. The matters voted upon and the final results of the vote were as follows:

Proposal 1 - The stockholders elected each of the following thirteen nominees to the Board of Directors until the next annual meeting and until their successors are elected:

DIRECTOR	VOTE FOR	VOTE WITHHELD	BROKER NON-VOTES
J.C. Butler, Jr.	19,302,577	808,562	503,546
John S. Dalrymple, III	19,183,260	927,879	503,546
John P. Jumper	19,180,474	930,665	503,546
Dennis W. LaBarre	18,836,417	1,274,722	503,546
W. Paul McDonald	20,070,706	40,433	503,546
Michael S. Miller	19,173,055	938,084	503,546
Alfred M. Rankin, Jr.	19,216,640	894,499	503,546
Matthew M. Rankin	19,298,846	812,293	503,546
Roger F. Rankin	19,298,788	812,351	503,546
Lori J. Robinson	19,198,722	912,417	503,546
Valerie Gentile Sachs	18,944,876	1,166,263	503,546
Robert S. Shapard	19,735,982	375,157	503,546
Britton T. Taplin	19,242,599	868,540	503,546

Proposal 2 - The stockholders approved the NACCO Industries, Inc.'s Amended and Restated Non-Employee Directors' Equity Compensation Plan:

For	19,972,972
Against	131,462
Abstain	6,825
Broker Non-Votes	503,546

Proposal 3 - The stockholders approved, on an advisory basis, our Named Executive Officer Compensation:

For	19,482,982
Against	600,018
Abstain	28,259
Broker Non-Votes	503,546

Proposal 4 - The stockholders ratified the appointment of Ernst & Young LLP as our Independent Registered Public
Accounting Firm for 2025:

For	20,528,056
Against	76,738
Abstain	10,011

Item 9.01 Financial Statements and Exhibits.

The following exhibit is filed herewith:

(d) Exhibits
10.1	NACCO Industries, Inc.'s Amended and Restated Non-Employee Directors' Equity Compensation Plan (effective May 14, 2025)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 19, 2025		NACCO INDUSTRIES, INC.

		By:	/s/ Elizabeth I. Loveman
Elizabeth I. Loveman
Senior Vice President and Controller